Defining the Future of Life-Saving Diagnostics at the Point of Care Corporate Presentation | March 23, 2022 © 2022 Hyperfine, Inc.

© 2022 Hyperfine, Inc. | Confidential and Proprietary Forward Looking Statements This presentation includes forward-looking statements within the meaning of the federal securities laws, which are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this call that relate to expectations or predictions of future events, results, or performance are forward-looking statements.  All forward-looking statements, including, without limitation, those relating to our operating trends and future financial performance, the impact of COVID-19 or geo-political conflict such as the war in Ukraine, on our business and prospects for recovery, expense management, expectations for hiring, physician training and adoption, growth in our organization, market opportunity, commercial and international expansion, regulatory approvals, and product development are based upon our current estimates and various assumptions. These statements involve material risks and uncertainties that could cause actual results or events to materially differ from those anticipated or implied by these forward-looking statements.  Accordingly, you should not place undue reliance on these statements. For a list and description of the risks and uncertainties associated with our business, please refer to the “Risk Factors” section of our S-1 filed with the Securities and Exchange Commission on January 24th, 2022.

Today, brain diagnostics are single point-in-time and delay the time from door to discharge. Our mission is to transform healthcare by creating access to life-saving diagnostics and actionable data at the patient bedside. © 2022 Hyperfine, Inc. | Confidential and Proprietary

The Hyperfine Ecosystem A full ecosystem solution: Hardware, software, consumables and applications powered by artificial intelligence Democratizing Imaging, Sensing, and Guided Intervention to cover the care continuum Sensing (in development) Imaging (FDA cleared) Intervention (exploratory) © 2022 Hyperfine, Inc. | Confidential and Proprietary

Imaging, Sensing, and Guided Intervention are Large Markets Poised for Disruption


$22B
$28B
$23B

Imaging:
Commercially Available
Hospitals, Outpatient

>100,000
Potential installation targets

Sensing: In Development
ICUs, Expanded Hospital, Surgical Centers, Outpatient, At-home

~4M
Potential unit sales

Guided Intervention:
Longer-Term Opportunity
Hospitals and Health Systems

>50M
Potential image guided procedures

© 2022 Hyperfine, Inc. | Confidential and Proprietary

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HYPERFINE

We are Transforming Medical Imaging with Swoop® MRI 1.0 1980 MRI 2.0 1990 MRI 3.0 FDA Cleared 2020 © 2022 Hyperfine, Inc. | Confidential and Proprietary 6

Swoop® is the Next Generation of MRI Installed base of 70 units* as of year-end 2021 Clinical Applications including: Neuro ICU Follow-Up and Post-Operative Hydrocephalus and Pediatrics Stroke Portable low-field MRI Patent protected noise cancellation system enables clinical-grade images FDA Cleared in 2020 Reimbursed under existing imaging codes: MRI Brain without Contrast: 70551 *Installed base includes commercial system installations (which make up total revenue), grant fulfillment installations, and research unit installations © 2022 Hyperfine, Inc. | Confidential and Proprietary >140 issued patents worldwide; >80 issued patents in the U.S. 7

Swoop® Brings MRI to the Patient Acute Care Settings Swoop is designed to enable rapid diagnoses and treatment for patients regardless of income, resources, or location Produces high-quality images at low magnetic field strength, allowing clinicians to quickly scan, diagnose, and treat patients Wheeled directly to a patient’s bedside, plugged into a standard electrical wall outlet, and controlled by an iPad® Intensive Care Units and Operating Rooms Global Health © 2022 Hyperfine, Inc. | Confidential and Proprietary

Clinical & Workflow Benefits

Numerous challenges with conventional MRI : Adverse events occur in 22-46% of cases during transport High-cost limits accessibility Complex site requirements and upgrades Scheduling delays lead to longer length of stay Consumption of valuable personnel resources Risk of adverse events during transportation Maintaining connection to life support equipment © 2022 Hyperfine, Inc. | Confidential and Proprietary

Hyperfine Workflow Benefits



Traditional MRI workflow (25.8 hours)

MRI ordered → **Patient preparation** → **Intra-hospital transfer to MRI** → MRI examination → **Intra-hospital transfer to unit** → Post MRI examination



Hyperfine workflow (90 mins, 94% reduction in total workflow time)

MRI ordered → MRI examination → Post MRI examination

© 2022 Hyperfine, Inc. | Confidential and Proprietary

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HYPERFINE

Swoop Clinical Use Cases Today

Intensive Care Unit
- Acute Mental Status Change
- Ataxia
- Cerebral Edema
- Cerebrovascular Disease
- Cranial Neuropathy
- Extra Ventricular Drain Placement
- Follow-up Intracranial Hemorrhage
- Follow-up Ischemic Stroke
- Follow-up Hematoma
- Stroke
- Tumor Pre- and Post-Op

Emergency Department
- Blurred Vision
- Cranial Neuropathy
- Dizziness
- Headache
- Numbness
- Stroke
- Tingling
- Traumatic Brain Injury
- Vertigo
- Weakness



Rehabilitation Clinic
- Acute Mental Status Change
- Brain Injury After Fall
- Stroke Recovery

Outpatient
- Atrophy Monitoring
- Hydrocephalus (Shunt Check)
- Multiple Sclerosis

Pediatric
- Brain Volumetrics
- Hypoxic Ischemic Encephalopathy
- Hydrocephalus (Dx and Monitoring)
- Sports Injury
- Suspected Abuse

© 2022 Hyperfine, Inc. | Confidential and Proprietary

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HYPERFINE

Clinical Validation of Hyperfine Game changer is a good way to put it […] being able to do the level of sophisticated imaging in an ICU that MRI can provide.’’ Dr. Fady Charbel, MD, FAANS, FACS Hyperfine provides me with an opportunity to acquire the information, to interpret the information, and to make a decision based on the information that’s in front of me.’’ Dr. Shahid Nimjee, MD, PhD, FAANS, FAHA Portable MRI should be used to image any patients in ICUs in any [clinical] setting.’’ Dr. Michael Schulder, MD, FAANS Over 40 conference presentations and publications discussing clinical benefits for: Stroke | Hydrocephalus | Hematoma | Multiple sclerosis | Tumor resection © 2022 Hyperfine, Inc. | Confidential and Proprietary 13

Use Case: Neuro-ICU

Patient Delays to Transfer in the ICU Creates Major Unnecessary Costs for Hospitals, is “Common and Costly” Estimated $300/hr for delays, >$22,000/week for hospital (>$1M/year) for large academic center Imaging capabilities of MRI, CT and Ultrasound should be available 24/7/365 at all facilities. In reality, patients can wait more than 24 hrs for MRI availability, resulting in cost for both the patient and the hospital, taking up an ICU bed. If only there was a way to improve access to imaging… © 2022 Hyperfine, Inc. | Confidential and Proprietary

Current ICU Imaging Workﬂow with Conventional MRI Patient preparation Intra-hospital transfer to MRI MRI examination Intra-hospital transfer to unit Post MRI examination Traditional MRI workﬂow can lead to prolonged delays in patient care and higher resources consumption MRI availability © 2022 Hyperfine, Inc. | Confidential and Proprietary DELAYED Transfer DELAYED Treatment Patient unstable NO imaging MRI ordered

MRI Ordered MRI Examination Post MRI Examination Portable MRI workﬂow enables timely care for earlier discharge by bringing brain imaging to the patient’s bedside Faster Transfer from ICU Faster Treatment Continue Monitoring with… Improved ICU Imaging Workﬂow with Swoop © 2022 Hyperfine, Inc. | Confidential and Proprietary

Using the scanner in the ICU is an important use case. What Swoop can offer versus a conventional MRI is the ﬂexibility and the usefulness of having it right there. It favors time in a situation when you need something acute. Dr. Jennifer Moliterno-Gunel, Neurosurgeon Yale University School of Medicine Word from the Clinician © 2022 Hyperfine, Inc. | Confidential and Proprietary

Swoop's Potential Benefits in the ICU

Reduced time to diagnosis

Swoop workflow is significantly faster than conventional MRI

Reduced patient care interruption

Transport time (2-3 hours) interrupts patient care and impacts staffing for entire ICU[1]

Reduced adverse events associated with patient transport

Adverse events occur in up to 46% of transported patients.


HYPERFINE

Reduced costs associated with length of stay

Shortening time to diagnosis, avoiding interruptions in care, and preventing adverse events

Optimized staffing in the ICU

Time consuming transport affects ICU staff: nurse, respiratory therapist, anesthesia, transport, and practitioner.

Reduced exposure to ionizing radiation

Ionizing radiation from CT used for serial follow-up scans = risk to patient and staff

1. Hyperfine, *Care Area - Acute Mental Status Change*, Page 1a

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HYPERFINE

Use Case: Hydrocephalus

Pediatric Hydrocephalus Management is a Huge Problem

~400,000 hospital days, $2B in hospital charges in the US



Children with hydrocephalus need **life-long monitoring** and use a disproportionate number of hospital days and **resources**.[1, 2]



Children can receive **1-12 CTs[5] each year**, increasing their risk for radiation-associated malignancy[6]. Rapid MRI (T2 only) is preferred since it's radiation free but may not be available.


EMERGENCY

Any symptoms cause trips to hospital for a shunt check to ensure pressure on the brain remains normal. **50% of shunts fail in <2 years and 98% of shunts fail by year 10.**[2,3,4]



Swoop helps overcome existing workflow barriers to enable safe and timely imaging at the point of care for an improved patient experience.

1. https://thejns.org/focus/view/journals/neurosurg-focus/37/5/article-pE5.xml
2. https://www.gosh.nhs.uk/conditions-and-treatments/conditions-we-treat/ventriculomegaly/
3. https://www.hydroassoc.org/cerebral-shunt-malfunctions/
4. https://www.aans.org/en/Patients/Neurosurgical-Conditions-and-Treatments/Hydrocephalus
5. https://link.springer.com/article/10.1007/s00381-019-04345-3
6. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6166961/
7. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7053664/
8. https://www.hydroassoc.org/powerful-facts/

© 2022 Hyperfine, Inc. | Confidential and Proprietary

HYPERFINE

Personal Story from the Hydrocephalus Association Received so many CT scans that we’re waiting on a cancer diagnosis. No radiation... Swoop is a parent’s dream. © 2022 Hyperfine, Inc. | Confidential and Proprietary

Hydrocephalus Workﬂow Improvement with Swoop® Traditional workflow results in delayed diagnosis and potential radiation exposure Hyperfine allows children to be imaged sooner, next to their loved ones, without radiation Patient preparation Transfer to imaging Fast MRI or CT Transfer to unit Diagnosis and treatment Scan ordered Scan Ordered Swoop Diagnosis and Treatment MRI or CT availability © 2022 Hyperfine, Inc. | Confidential and Proprietary

Hydrocephalus: Swoop’s Potential from Early Cases Hyperfine is an excellent addition to the neurosurgery clinic for screening of hydrocephalus patients. The convenience for the patient, reduced scan time, and cost of the machine make this a device that should be considered for any neurosurgery clinic. Jeff Leonard, MD Chief of Neurosurgery 5 y/o presents to Neurosurgery clinic with headache. Swoop® scan performed in the clinic demonstrates ventricular catheter (without artifact from valve) along with enlarged ventricles – child admitted to hospital for shunt revision immediately, saving radiation and delay. © 2022 Hyperfine, Inc. | Confidential and Proprietary

Use Case: Stroke

Hyperfine Provides Compelling Platform for Stroke Diagnosis 15 million people worldwide suffer a stroke annually Stroke is the 2nd leading cause of death globally 87% strokes are ischemic strokes MRI scans are better at detecting ischemic stroke damage compared to CT scans MRI use for stroke has been limited due to lack of access to this expensive equipment and experienced neuroradiologists to interpret the results. Hyperfine offers an affordable MRI platform that can perform diffusion imaging for stroke diagnosis at the patient’s bedside, images can be shared securely with neuroradiologists around the world © 2022 Hyperfine, Inc. | Confidential and Proprietary 26

Stroke Diagnosis Confirmed 62-year-old male Presented with new left sided weakness and tremor © 2022 Hyperfine, Inc. | Confidential and Proprietary 27

Clinical Settings Growth

Today's use cases provide a sizeable opportunity and platform for growth.

Near-Term Focus

- ~220 Childrens' Hospitals
- ~115 Neuro ICU's
- ~1250 Operating Rooms and Angio Suites
- ~5830 Emergency Departments

Over Time

- ~340 Pediatric Clinics
- ~2000 ICUs (Adult, Neuro)
- ~1000 Neonatal ICUs

© 2022 Hyperfine, Inc. | Confidential and Proprietary

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HYPERFINE

Pipeline Opportunities

Innovative R&D Engine Designed to Expand Product Roadmap Neuro-ICU Hydrocephalus Extremities Intra and Post Operative Expanded Addressable Market Improved usability Automated Stroke Detection Lower cost of goods Existing applications V1 Potential future applications V2 C-spine Potential benefits: © 2022 Hyperfine, Inc. | Confidential and Proprietary 30 Stroke

*The first medical device is being developed to aid in the diagnosis and management of brain disorders through the development of novel acoustic sensing techniques and innovative algorithms for measuring key metrics of brain health. Developing a Non-Invasive Brain Vital Sensor Breakthrough technology designed to unlock access to blood flow and pressure Non-Invasive Non-invasive use on every patient to enable broader access and earlier diagnosis Continuous Trend Analysis Designed for continuous sensing to build trends for data-backed treatment Easy to use Designed to be easy to use for immediate, precise care © 2022 Hyperfine, Inc. | Confidential and Proprietary

Brain-Sensing Clinical Opportunities



Intensive Care Unit	- Hydrocephalus - Vasospasm - Stroke - Cerebral edema	- Traumatic Brain Injury - Subarachnoid hemorrhage - Suspected seizures - Acute liver failure	- Altered mental status - Brain tumors - Sepsis
Operating Room	- Intraoperative monitoring/anesthesia	- Post surgical monitoring - Thrombectomy	- Hematoma - Stent thrombosis
Outpatient & At Home	- Shunts - Epilepsy - Tumor progression	- Concussion long-term effects - Idiopathic intracranial hypertension - Asymptomatic carotid stenosis	- Hypertension - Obstructive sleep apnea - Sickle cell anemia
Emergency Department	- Traumatic Brain Injury - Stroke - Seizures	- Triage for lumbar punctures - Altered mental status - Headaches	- Status epilepticus - Cardiac arrest - Hypertensive urgency and emergency

© 2022 Hyperfine, Inc. | Confidential and Proprietary

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Financial Profile

2021 Financial Results & Total Installed Units $1.496 million in 2021 total revenue Total sales increased by $1.2 million, or >400%, for the year ended December 31, 2021 compared to the year ended December 31, 2020. © 2022 Hyperfine, Inc. | Confidential and Proprietary TOTAL INSTALLED UNITS 2020 2021 Q1 Q2 Q3 Q4 TOTAL Commercial system installations* 4 5 7 4 7 27 Grant fulfillment installations — 2 2 4 10 18 4 7 9 8 17 45 Research units 15 2 2 3 3 25 Total Installed Units 19   9 11 11 20   70 Commercial system installations reflect device sales and subscription services through commercial agreements (commercial sales) or through research transfer agreements (“RTA”) sales. Commercial sales are made to hospitals and other healthcare providers as direct sales of devices and software subscription services or through subscriptions for the use of the device and software. RTA sales represent the sale of Swoop units for research use purposes. 34

2022 Financial Guidance $10.0-$12.0 million in total revenue for full year 2022 50-60 commercial system installations in full year 2022 *2022 bar chart values reflect fiscal year financial guidance, not reported results

2021 & 2022: Major Accomplishments July 2021: Announced Definitive Agreement to be Listed on Nasdaq through a Business Combination with HealthCor Catalio Acquisition Corp. August 2021: Swoop® Demonstrates High Accuracy for Detection of Brain Hemorrhage in Study Published in Nature Communications September 2021: Announced Plans for Global Expansion Starting with Launches in the United Kingdom and Pakistan September 2021: Announced Receipt of Additional $3.3 Million Grant from Bill & Melinda Gates Foundation to Improve Access to Neonatal and Pediatric Brain Imaging in Low-Resource Settings Globally November 2021: Received FDA Clearance for Deep Learning Portable MRI, Defining the Future of Life-Saving Diagnostics December 2021: Announced Expansion into Canadian Market with Medical Device License Issued by Health Canada December 2021: Closed Business Combination with HealthCor Catalio Acquisition Corp. and Liminal Sciences, Began Trading under the Ticker "HYPR" on the Nasdaq Global Market January 2022: Placed Swoop system with Minnesota Medical Center to Grow its Advanced Imaging Systems Offering February 2022: Appointed Chip Truwit, M.D. as Senior Medical Director February 2022: Placed Swoop system with Queen’s University Radiology to Improve Access to Care for Canadian Patients in Remote Northern Communities © 2022 Hyperfine, Inc. | Confidential and Proprietary 36

© 2022 Hyperfine, Inc. | Confidential and Proprietary 37

Leadership Team

Management Team with Proven Track Record of Success Dave Scott Chief Executive Officer Alok Gupta Chief Financial Officer Dr. Khan Siddiqui Chief Strategy Officer & Chief Medical Officer Tom Teisseyre Chief Product Officer Mark Hughes Chief Operating Officer Scott White Chief Commercial Officer Kyla Pavlina Chief People Officer Neela Paykel General Counsel & Chief Compliance Officer © 2022 Hyperfine, Inc. | Confidential and Proprietary 39

Thank You!

Appendix

Brain is the Largest MRI Market with Nearly 25% of MR Procedures N = 27.4 Million Procedures MR Procedure Mix, All Sites, by Percent, 2020 Distribution of MR Sites and Procedures, by Site Type, 2020 3,025 1,765 445 1,000 2,930 8.4 1.8 5.0 6.8 5.4 Spine Breast Chest Pelvis & Abdomen (including liver) Head & Neck (not including brain) Upper Extremities (muscular or skeletal) Lower Extremities (muscular or skeletal) Prostate Vascular & Cardiovascular MRAs Cardiac (excluding MRAs) Brain (non-vascular) Interventional & Misc. 1% 1% 1% *Source: 2020 IMV MR Benchmark Report . © 2022 Hyperfine, Inc. | Confidential and Proprietary 42